EMPLOYMENT OFFER AGREEMENT

Vice President, Space Operations
Starfighters Space Inc.

This Employment Offer Agreement ("Agreement") is made as of April 27, 2026, by and between:

Starfighters Space Inc., a Delaware corporation (the "Company"),
and
Jose Arias, an individual residing in Florida (the "Executive").

1. Position and Duties

The Company hereby employs Executive as Vice President (VP), Space Operations.

Executive shall:

• Lead all spaceflight operations, mission execution, and integration activities

• Oversee production, testing, and operational readiness of aerospace systems

• Direct cross-functional coordination across engineering, manufacturing, quality, and flight operations

• Develop and execute operational strategies aligned with Company objectives

• Report directly to the Chief Executive Officer (CEO) and participate in senior leadership decisions

Executive agrees to devote full business time and best efforts to Company business.

2. Start Date

Employment shall commence on May 11, 2026

3. Compensation

3.1 Base Salary

Executive shall receive an annual base salary of $190,000 USD, payable in accordance with Company payroll practices.

3.2 Sign-On Bonus

Executive shall receive a one-time sign-on bonus of $20,000 USD, payable within 30 days of the Start Date.
If Executive voluntarily resigns within 12 months, the bonus must be repaid in full.

3.3 Annual Bonus

Executive shall be eligible for an annual performance bonus of up to 25% of base salary, based on Company and individual performance.

3.4 Equity Compensation

Subject to Board approval, Executive shall be granted:

• 150,000 stock options under the Company's equity incentive plan

• Exercise price equal to fair market value on the grant date

• Vesting Schedule:

o 25% vest after 12 months (1-year cliff)

o Remaining 75% vest monthly over the following 24 months

• Standard terms governed by a separate Stock Option Agreement

4. Benefits

Executive shall be eligible for all standard and executive-level Company benefits, including:

• Health, dental, and vision insurance

• Retirement plans (if offered)

• Paid time off and holidays

5. At-Will Employment

Employment is at-will under Florida law.

6. Severance

If Executive is terminated without Cause, Executive shall receive:

• 3 months of base salary continuation ($45,000 USD total)

• Company-paid health benefits during the severance period

7. Change in Control

7.1 Definition

"Change in Control" includes:

• Sale of substantially all Company assets

• Merger or acquisition resulting in change of majority ownership

• Change in Board control

7.2 Double-Trigger Acceleration

If:

1. A Change in Control occurs, and

2. Executive is terminated without Cause or resigns for Good Reason within 12 months,

then:

• 100% of unvested stock options shall immediately vest

• Executive shall receive:

o 3 months of base salary ($45,000 USD)

o Target bonus (pro-rated if applicable)

7.3 Good Reason

Includes:

• Material reduction in compensation or authority

• Relocation requirement beyond 50 miles

• Material breach of this Agreement

8. Confidentiality and Intellectual Property

Executive agrees to:

• Maintain confidentiality of Company information

• Assign all inventions and work product to the Company

9. Non-Competition and Non-Solicitation

Pursuant to Florida Statutes §542.335, Executive agrees:

• Non-Compete: 12 months post-employment in aerospace/space operations

• Non-Solicitation: 12 months for employees, customers, and partners

10. Compliance with Laws

Executive shall comply with all applicable laws, including:

• ITAR

• FAA and spaceflight regulations

• Export control laws

11. Indemnification

The Company shall indemnify Executive to the fullest extent permitted by applicable law.

12. Governing Law

This Agreement shall be governed by the laws of the State of Florida, without regard to conflict of law principles.

13. Entire Agreement

This Agreement constitutes the entire agreement between the parties.

14. Acceptance

IN WITNESS WHEREOF:

Starfighters Space Inc.
By: /s/ Tim Franta
Name: Tim Franta
Title:    CEO

Executive
Jose Arias
Signature: /s/ Jose Arias